EXHIBIT (10)(T)

MTB BANK
90 Broad Street
New York, NY  10004-2290

(212) 858-3300
Fax: 858-3449

June 19, 1996

Segue (America) Limited
c/o Hampshire Group, Limited
215 Commerce Boulevard
Anderson, SC  29621

Attention:      Mr. Charles Clayton
                Executive Vice President

Dear Mr. Clayton:

Reference is made to the Credit Agreement dated February 15, 1995 executed by and between Vintage, Inc. (the "Borrower") and MTB Bank (the "Bank") and the Letter of Credit and Security Agreement, Corporate Guarantee of Hampshire Group, Limited, and certain related loan documents executed in connection therewith (collectively, the "Loan Documents"). Capitalized terms used herein and not defined herein shall have the meaning set forth in the Loan Documents.

AMENDMENTS

1. The reference in Section I(a) to the maximum amount of outstanding L/C's at any time of $3,000,000 is hereby amended to $4,500,000.

2.  The definition of Borrower is hereby amended to read "Segue (America)
Limited".

3. The reference in Section I(d) of the Credit Agreement to the definition of L/C fees is hereby amended pursuant to the terms of Exhibit A attached hereto and made a part hereof which supersedes all previous amounts.

4. The reference in Section I(f) of the Credit Agreement to the Termination Date as February 29, 1996 is hereby amended to read as April 30, 1997.

The Credit Agreement and each of the other Loan Documents is deemed amended to the extent necessary to give effect to the foregoing and except as so amended, each remains in full force and in effect in accordance with its terms.

The Corporate Guarantor acknowledges and confirms that the Obligations referred to in the Corporate Guarantee includes, without limitation, the indebtedness, liabilities, and the obligations of the Borrower under the Credit Agreement, as amended hereby.

If the foregoing is acceptable to you, kindly have this letter signed and return it to MTB Bank, 90 Broad St., New York, New York 10004-2290, Attention:
Mr. Neville Grusd.

Very truly yours,

MTB BANK

/s/ Fredric Tordella
- -----------------------------
By:  Fredric Tordella
Title:  Chairman of the Board

/s/ Neville Grusd
- -----------------------------
By:  Neville Grusd
Title:  Chief Lending Officer

Attachment

SEGUE (AMERICA) LIMITED

/s/ Charles W. Clayton
- -----------------------------
By: Charles W. Clayton
Title:  Vice President

HAMPSHIRE GROUP, LIMITED
as Corporate Guarantor

/s/ Charles W. Clayton
- -----------------------------
By:  Charles W. Clayton
Title: Vice President

EXHIBIT A

1. Opening Commission                            1/4 %   (Minimum of $125.)

2. Negotiation Commission                        1/4%(Minimum of $125.)

3. Amendments                                    $75

4. Air Releases and Steamship Guarantees         $100

5. Cables                                        $75     for L/C issuance
                                                 $35     for amendments

6. Customary out-of-pocket expenses
   i.e. Courier)